Filed Pursuant to Rule 497(e)
                                                         File No. 333-67926

                   ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                        622 Third Avenue, 8th Floor
                          New York, New York 10017

Supplement dated March 11, 2002 to Prospectus dated February 6, 2002

                  This Supplement updates certain information in the Fund's Prospectus. You may obtain a copy of the Prospectus without charge by contacting your financial adviser or by writing the Fund at the address above. (Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Prospectus.)

1. KBW Asset Management, Inc., the Sub-Investment Adviser of the Fund's banking/ financial services Separate Investment Account, has informed the Fund that one of its three Portfolio Managers, Wayne Nordberg, is expected to resign from KBW Asset Management prior to June 1, 2002. Therefore, the information about Mr. Nordberg found in the Prospectus should be disregarded.

         Neither KBW Asset Management nor Advantage Advisers, L.L.C. (the Fund's Investment Adviser) expect Mr. Nordberg's resignation to result in any diminution of the investment sub-advisory services provided by KBW Asset Management.

2. The Prospectus provides that the Fund expects to conduct additional sales of shares on a monthly basis commencing in July 2002. However, after the closing of the initial offering of shares (on March 22, 2002), the Fund may conduct one or more additional sales of shares (at net asset value plus a sales charge) prior to commencing such monthly sales.

3. For purposes of determining reduced sales charges, an investor may combine his or her investment together with the investor's spouse, or for individual accounts (including IRAs, Keogh and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

4. Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last reported sale prices as reported on such exchanges or, with respect to NASDAQ listed securities, at the last reported sale price available from NASDAQ. This amendment supercedes and replaces the disclosure found in the Prospectus under the heading "Calculation of Net Asset Value" which provides that "[d]omestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded."